UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2024

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia	000-33411	31-1804543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

67 Commerce Drive Honaker, Virginia	24260
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 873-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in Exhibit 99.1 attached to this Current Report on Form 8-K contains some forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 5.07 Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the “Company”) held its 2024 Annual Shareholders’ Meeting (the “Annual Meeting”) on May 21, 2024. A total of 23,730,860 shares of the Company’s Common Stock were entitled to vote as of March 27, 2024, the record date for the Annual Meeting. There were 14,856,211 shares present at the Annual Meeting in person or by proxy, and the shareholders voted on three proposals.

Proposal 1: Election of Directors

The shareholders elected four directors to serve three-year terms expiring in 2027, and one director to serve a two-year term expiring in 2026. The four directors elected to serve the three-year terms were Joe M. Carter, Harold Lynn Keene, J. Robert Buchanan, and Barton S. Long. The director elected to serve the two-year term was James W. Kiser. The results of the vote were as follows:

Nominees	Votes FOR	Votes Withheld	Broker Non-Votes	Uncast Votes
Term Expiring in 2027
Joe M. Carter	9,505,253	24,533	5,326,139	286
Harold Lynn Keene	9,503,615	26,457	5,326,139	-
J. Robert Buchanan	9,501,328	28,744	5,326,139	-
Barton S. Long	9,490,260	39,526	5,326,139	286

Term Expiring in 2026
James W. Kiser	9,483,787	42,285	5,326,139	4,000

Proposal 2: Advisory Vote on the Approval of Compensation of Named Executive Officers

The shareholders approved a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes

9,383,026	101,297	45,749	-

Proposal 3:

The shareholders voted to ratify the Company’s Audit Committee of the Board of Directors’ appointment of Yount, Hyde & Barbour P.C. to serve as its independent registered public accounting firm for the year ending December 31, 2024. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes

14,817,029	16,917	22,265	-

Item 8.01	Other Events

 On May 21, 2024, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01.    Financial Statements and Exhibits.

        (d)       Exhibits

Exhibit No	Description

99.1	Annual Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PEOPLES BANKSHARES, INC.

Date:	May 24, 2024	By:	/s/ Christopher G. Speaks
Christopher G. Speaks
Executive Vice President and Chief Financial Officer